NET INVESTMENT IN DIRECT FINANCING AND SALES-TYPE LEASES	6 Months Ended
Jun. 30, 2012
Leases [Abstract]
Leases of Lessee Disclosure [Text Block]

 NOTE 5 – NET INVESTMENT IN DIRECT FINANCING AND SALES-TYPE LEASES

The following lists the components of the net investment in direct financing and sales-type leases:

	June 30,	December 31,
	2012	2011
	(unaudited)

Minimum lease payments receivable	$409,046	$503,506
Less: Allowance for doubtful accounts	(527)	(714)
Net minimum lease payments receivable	408,519	502,792
Less: unearned interest income	(44,538)	(59,234)

Net investment in direct financing and sales-type leases	363,981	443,558
Less: Current maturities of net investment in direct financing and sales-type leases	(287,163)	(329,111)

Net investment in direct financing and sales-type leases, net of current maturities	$76,818	$114,447

Net investment in direct financing and sales-type leases arises from the sale of commercial vehicles, for which the Company enters into monthly installment arrangements with its customers for approximately 2 years. The legal titles of the commercial vehicles are transferred to the customer when all the outstanding lease payments are fully settled. There is no unguaranteed residual value at the end of the lease upon the transfer of the lease. As of June 30, 2012 and December 31, 2011, the aggregate effective interest rate on direct financing and sales-type leases is approximately 18.11% and 16.98% per annum, respectively.

At June 30, 2012, future minimum lease payments are as follows:

	Years Ending December 31,
	2012	2013	2014	Total

Net minimum lease payments receivable	$201,433	$188,947	$18,139	$408,519
Less: unearned interest income	(26,186)	(17,598)	(754)	(44,538)
Net investment in direct financing and sales-type leases	$175,247	$171,349	$17,385	$363,981